                                                                   Exhibit 10.17

License Agreement # LA97-10
---------------------------

Licensee: FOCAL Communications Corporation
------------------------------------------
          200 N. LaSalle Street
------------------------------------------
          Chicago, Illinois  60601
------------------------------------------

                               SOFTWARE LICENSE

DPI/TFS, INC. ("DPI") and the Licensee identified above ("Licensee") in consideration of the grants and mutual covenants made in this License, agree as follow:

1.   DEFINITIONS:

     1.1 "Software" means the Telco Friendly Software in executable format identified in Exhibit 1 and any DPI modifications to that Software.

     1.2 "Modifications" means DPI improvements, enhancements, additions, and new versions of Telco Friendly Software.

     1.3 "Software Package" means the Software, related documentation, and the DPI DEMO LIB package, or any part thereof, as the context requires.

     1.4  "Module" refers to any one of the Software programs listed on Exhibit
1.

     1.5 "Access Line" means the facilities that provide access to local and toll switched networks and are located between a customer and a serving central office. An access line may include central-office equipment, a subscriber loop, a drop line, inside wiring, and a jack. It may be a discrete entity, such as a wire pair or a channel in a multiplex system.

2.   DPI'S GRANTS WARRANTIES AND OBLIGATIONS:

     2.1 License: Subject to the terms and conditions of this License, DPI grants to Licensee

     (a) a personal, non-exclusive and non-transferable license to use the software Package for Licensee's own internal purposes as specified in
          Exhibit 4 and no others;

     (b) a non-exclusive license to make a reasonable number of copies of the Software for back-up purposes only;

     (c) non-exclusive license to copy the documentation provided by DPI for Licensee's internal purposes only.

     2.2  DELIVERY: DPI shall deliver the Software Package according to the schedule in Exhibit 2 or as otherwise agreed by both Parties. If DPI fails to deliver the Software Package to Licensee after four (4) attempts to make delivery, Licensee may request a refund and upon such request DPI shall reimburse all amounts paid by Licensee to DPI under this License. This License shall thereupon terminate without further obligation of the Parties except any obligation arising out of a previous default.

     2.3 USE OF SOFTWARE: Licensee recognizes and agrees that, with respect to the use of the Software, it accepts full responsibility (1) for the selection of the Software and (2) that the Software will meet its intended use.

     2.4 WARRANTY OF PERFORMANCE: For ninety (90) days following initial receipt of the Software, DPI warrants that the Software shall have the functions and capabilities and shall perform as described in Exhibit 7, provided, however, that any program errors in the Software shall not violate this Warranty of Performance. This "Warranty of Performance" shall not apply to any Module that has been modified by Licensee. The Warranty of Performance shall terminate immediately upon the occurrence of any of the following:

     (a) a material breach by Licensee of any term or condition of this License;

     (b) misuse, neglect or abuse of the Software, attempts to repair the Software, or any other causes beyond the range of normal usage; or

     (c) failure by Licensee to cooperate with and assist DPI in DPI's efforts to repair, modify, or replace the defective Module.

Licensee acknowledges that Modifications to the Software may affect the way in which the Software works and may affect Licensee's operating procedures. DPI shall not be liable in the event that any Modification does not conform to the Warranty of Performance, and DPI shall not be liable for any changes in Licensee's operating procedures necessitated or caused by Modifications.

In the event Licensee believes a breach of the Warranty of Performance has occurred, Licensee must promptly provide written notification to DPI specifically describing the alleged breach. Upon receipt of such notice, DPI shall, at its option and with reasonable dispatch: issue discrepancy or error correction information or deliver corrected Software or Modules to Licensee. If after four (4) attempts to correct a particular defect, DPI is unable to repair, replace, or modify the Software or Module(s), Licensee may return the Software or Modules for a refund of the License Fees associated with the return. This refund remedy shall be available only if DPI's examination of the Software discloses that the breach of the Warranty of Performance actually exists and was not caused by conditions beyond DPI's control, or by

Licensee's misuse, neglect, abuse, or attempts to repair, or any other cause beyond the range of normal usage, or by accident, fire, or other hazard. Licensee's remedies as set forth above are exclusive of any other remedy to which Licensee may be entitled.

     2.5 WARRANTY: DPI warrants that the Software does not infringe any United States copyright or use any trade secret of any third party. DPI shall, at its own expense, defend Licensee from any claim or action to the extent that such claim is based upon infringement by the Software of such intellectual property rights of a third party. DPI shall have the right to control the defense of all such claims and actions. DPI shall have no obligation under this paragraph if Licensee fails to notify DPI of the claim or action within ten (10) days after receipt by Licensee of notice of the claim or action, or if Licensee fails to notify DPI before offering to settle such claim or action. In the event that the Software or any portion of the Software is judicially declared to be subject to the intellectual property right of a third party, DPI shall, at its option: (1) obtain permission or a right for Licensee to continue using the Software or the portion of the Software affected; or (2) replace or modify the Software or affected portion of the Software to render it non-infringing; or (3) remove the Software or affected portion of the Software and refund to Licensee the License Fee or the pro-rata portion of the License Fee paid to DPI.

     2.6 LIMITATION OF WARRANTIES: DPI MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. DPI MAKES NO ASSURANCE OF SUCCESSFUL INSTALLATION OF THE SOFTWARE. NEITHER DPI NOR ANY AFFILIATE OF DPI SHALL BE RESPONSIBLE TO LICENSEE, OR TO ANY OF ITS AFFILIATES FOR LOST REVENUES, LOST PROFITS, LOST DATA OR OTHER SPECIAL, INCIDENTAL, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OR DAMAGE OR OTHER EXPENSE DIRECTLY OR INDIRECTLY ARISING FROM LICENSEE'S, OR ANY OTHER PARTY'S USE OF OR INABILITY TO USE THE SOFTWARE OR FOR COMMERCIAL LOSS OF ANY KIND; NOR SHALL ANY RECOVERY AGAINST DPI, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, BE GREATER THAN THE AMOUNTS PAID BY LICENSEE HEREUNDER.

     2.7 REPLACEMENT COPIES: If the Software is unintentionally lost or damaged after delivery but before the initial installation, DPI will promptly deliver a replacement copy to Licensee. Licensee will be billed for and shall pay the applicable media, preparation, shipping and handling fees for such a replacement.

     2.8  DATA CONVERSION:  DPI assumes no responsibility for data conversion.

3.   LICENSEE'S OBLIGATIONS:

     3.1  PAYMENTS TO DPI:

          3.1.1 License Use Fees: Licensee shall pay License Use Fees to DPI in the amounts and as provided in Exhibit 3. Such payments shall be in U.S. dollars and paid at an address to be specified by DPI.

          3.1.2 Payment For Service Required By Licensee Error: Licensee shall pay DPI, at DPI's applicable service rates, including time and material fees, for all maintenance services and warranty services required because of, in DPI's determination, Licensee error or Licensee modification of the Software.

          3.1.3 Taxes: Licensee shall be liable for any and all U.S. federal, state, local, foreign or other governmental taxes, duties, or excises now or hereafter applied to the production, storage, sale, transportation, import, export, licensing or use of the Software or to the services provided hereunder, including any sales tax, value added tax or similar tax. Any taxes imposed by U.S. federal, or any other state, local, foreign or municipal government, or any amount in lieu thereof, including interest and penalties thereon, paid or payable at any time by DPI in connection with DPI's grant of license to Licensee, exclusive of taxes based on DPI's net income, shall be borne by Licensee. Licensee's payment obligation hereunder shall be made without withholding on account of any taxes, levies, duties or other deduction whatsoever. In the event that Licensee is required by applicable law to withhold or deduct any sum from payments required hereby, licensee shall increase the amount paid to DPI by such withholdings or deductions as may be necessary so that DPI shall receive an amount which after the payment of such withholdings or deductions shall be equal to the amount DPI would have received had such sum not been withheld or deducted.

     3.2  THE DESIGNATED HARDWARE TYPE:

     Restricted Use of The Software: Licensee shall use the Software as specified in Exhibit 5.

     3.3  OBLIGATIONS TO PROTECT DPI'S PROPRIETARY RIGHTS:

          3.3.1 Confidential Information: Licensee acknowledges that the Software Package contains confidential information belonging to DPI and that Licensee has no right to such confidential information except as expressly provided in this License. Except as otherwise provided herein, Licensee shall not copy, use, disclose, transmit, or commercially exploit, or allow anyone else to copy, use, disclose, transmit, or commercially exploit any part of the Software Package, including such confidential information, without prior express written consent of an officer of DPI. Licensee shall keep all copies of the Software Package including Modifications at its address identified in this License, except for a backup copy which shall be located at the address shown below. Licensee shall exercise all reasonable precautions to prevent access to, use of, or copying of the Software Package, including DPI's confidential information.

Location of backup copy:

          --------------------------------------
          --------------------------------------
          --------------------------------------

Licensee shall execute a non-disclosure agreement, as set forth in Exhibit 6, with each employee who has access to the Software Package. Additionally, in the event that any third party attempts to obtain access to the Software Package or any of DPI's confidential information, Licensee shall immediately notify DPI, in writing and either personally or by telephone, and Licensee shall cooperate with DPI in any litigation against such third parties to prevent the recurrence of such events.

          3.3.2 Liens: Licensee shall not permit any lien or encumbrance of any nature or description to attach to any part of the Software Package.

          3.3.3 Retention of Rights: Licensee agrees that all patents, copyrights, trademarks, and trade secrets in the Software Package shall be and shall remain the sole and separate property of DPI. Licensee further agrees that DPI is the owner of the Software Package and that Licensee's rights are limited to those rights expressly provided in this License.

          3.3.4 Proprietary Notices: Licensee shall not remove any copyright notices or any other notices or disclosures from any part of the Software Package.

          3.3.5 Non-Competition: Licensee shall not directly or indirectly develop, sell, license, or lease to others, offer to sell, license, or lease to others, any computer applications competitive with the Software which may violate any copyright associated with the Software. Licensee shall not use any part of the Software Package to develop computer applications competitive with the Software.

          3.3.6 DPI's Copyright in the Software Package: Licensee acknowledges that DPI is the owner of the copyright in the Software the Software Package, and any Modifications, improvements, and enhancements. Licensee will not under any circumstances challenge in court or elsewhere DPI's ownership of such copyright, the validity of any DPI copyright registration for the Software or the Software Package, or the facts recited in any such registration. Licensee shall, at DPI's option, return to DPI at DPI's expense, or destroy, all copies of the replaced or defective portion of the Software Package. Licensee shall notify DPI that all such copies have returned or destroyed.

     3.4 DUTY TO RETURN OR DESTROY COPIES: Upon receipt and installation of a replacement, upgrade, or corrected copy of any part of the Software Package as provided under Sections 2.2 and 2.5 of this License, Licensee shall, at DPI's option, return to DPI at DPI's expense, or destroy, all copies of the replaced or defective portion of the Software Package. Licensee shall notify DPI that all such copies have been returned or destroyed.

     3.5 AUDIT: During reasonable business hours, DPI will have the right periodically to inspect Licensee's premises to assure itself that Licensee is complying with the confidentiality provisions of this Agreement and to verify that appropriate non-disclosure agreements have been executed. DPI will have the right to periodically inspect Licensee's system, either on premises or remotely through telecommunications link, to confirm Licensee's compliance with the provisions of this Agreement.

     3.6 GENERAL PROCEDURES: Licensee understands that generally accepted data processing procedures dictate that Licensee always keeps back-up copies of data files and of program files. Licensee further understands that generally accepted data processing procedures dictate that the existing version of the Software should be run concurrently with an upgraded version of the Software during at least the first month of operation with the upgraded version.

4.   EFFECTIVE DATE AND TERMINATION:

     4.1  EFFECTIVE DATE:  Licensee shall be effective when signed by both
Parties.

     4.2 TERM: Subject to termination as set forth herein, or by a subsequent written agreement of the parties, the term of this Licensee shall be perpetual.

     4.3 TERMINATION: DPI may immediately terminate this License by giving written notice to Licensee if Licensee violates any provisions of this License. Licensee may terminate this Agreement for any reason on written notice to DPI following expiration or fulfillment of Licensee's obligations.

     4.4 RIGHT TO POSSESSION OF SOFTWARE: In the event of termination of this License, DPI shall have the right to take and Licensee shall have the duty to deliver the Software Package immediately to DPI and all copies wherever located, without demand or notice so long as no breach of the peace occurs, and upon so doing Licensee shall certify that it has so done and that it retains no copies in its possession. DPI has the right to inspect Licensee's premises without advance notice, but during business hours, to verify that Licensee has returned the Software and all copies. This right to inspect continues for one year after DPI terminates this License.

     4.5 CONTINUING DUTIES: Licensee's obligations under Sections 3.3, 3.4, and 5 shall survive the termination of this License.

     4.6 CONSEQUENCES OF TERMINATION: In addition to the provisions of Section 4.4, upon termination, Licensee shall cease all use of the Software Package, and all amounts payable to DPI shall become due and payable on demand.

5.   REMEDIES:

     5.1 LIMITATIONS OF DPI'S LIABILITY: In connection with this License, DPI's liability shall be limited to the total amount of payments received by DPI from Licensee. With respect to any claim relating to the Software or this License, the provisions of Section 2.6 shall be applicable, even if DPI has been advised of the possibility of damages.

     5.2 INJUNCTIVE RELIEF: In the event that Licensee breaches any term of this License, DPI may obtain injunctive relief, an appropriate security bond, and specific performance, in addition to any other relief available. Licensee agrees to such injunction, security bond, and specific performance, and acknowledges that other remedies are inadequate.

     5.3 LITIGATION COSTS AND EXPENSES: In any action between the Parties relating to this License, the court may award all or any part of the costs and expenses relating to such action, including attorney's fees, as the court shall deem just.

     5.4 CUMULATIVE REMEDIES: Except as expressly provided herein, the remedies available to either party under this License are cumulative and not exclusive of any other remedies available.

6.   GENERAL PROVISIONS:

     6.1 ASSIGNMENT: This License shall be binding upon the parties' respective successors and permitted assignees. Licensee may not assign this License or any rights or obligations under this License without the prior written consent of DPI, and any such attempted assignment shall be void.

     6.2 EXCUSES FOR NON-PERFORMANCE: DPI shall be excused for any delay or failure to fulfill its obligations under this License due to causes beyond its control, such as natural disasters, acts of government, labor strikes of other entities, acts of war, civil disturbances, or court order.

     6.3 ENTIRE AGREEMENT: This License, together with its Exhibits, contains the entire understanding of the Parties and supersedes all prior written or verbal agreements or representations. No change or waiver of any provision of this License shall be valid unless in writing and signed by the party against whom such change or waiver is sought to be enforced. Any signature required by DPI must be that of an officer of DPI. No employee, agent, or representative of either party has authority to bind such party by any oral representation or warranty.

     6.4 SURVIVING CLAUSES: If a court deems or declares invalid or unenforceable any clause or provision of this License, all other terms and provisions shall remain in full force and effect.

     6.5 WAIVER: No delay or omission by DPI to exercise any right or power under this License shall impair any such right or power or be construed as a waiver.

     6.6 CLAUSE HEADINGS: Clause headings are inserted for ease of reference only and shall not be used in construing the meaning or effect of this Agreement.

     6.7 CONTROLLING LAW AND PLACE OF SUIT: This License shall be subject to and shall be interpreted according to the laws of the State of Texas. The Parties hereby subject themselves to the venue and jurisdiction of any appropriate Court in Texas.

The Parties have caused this License to be executed by their duly authorized representatives this 10th day of April, 1997.


DPI/TFS, Inc.

By:          /s/ Mark Giles
   ------------------------------------
Print Name:  Mark Giles
           ----------------------------
Title:       General Manager
      ---------------------------------
Date:        4/10/97
     ----------------------------------


LICENSEE

By:          /s/ Robert C. Taylor, Jr.
   ------------------------------------
Print Name:  Robert C. Taylor, Jr.
           ----------------------------
Title:       President
      ---------------------------------
Date:        4/9/97
     ----------------------------------

                               SOFTWARE LICENSE

                                   EXHIBIT 1
                                 THE SOFTWARE
                                (Paragraph 1.1)

================================================================================

MODULES:

Commercial Billing
Service Orders
General Plant Information
Trouble Reporting
WATS Billing & Rating
General Ledger
Payroll/Labor Distribution
Accounts Payable
Inventory
Work Orders
Continuing Property Records
Toll Center Rating
Carrier Access Billing
Data Base System Control Records
Dynamic Menu System

                               SOFTWARE LICENSE

                                   EXHIBIT 2
                               DELIVERY SCHEDULE
                                (Paragraph 2.2)

================================================================================

Items to be supplied will be shipped or delivered within five (5) days of execution of this Agreement.

                                SOFTWARE LICENSE

                                   EXHIBIT 3
                          PAYMENT AMOUNTS AND SCHEDULE
                      (Paragraphs 3.1.1, 3.1.2, and 3.1.3)

================================================================================

1. License Use Fees:_____________. This License Use Fee has been calculated based on_____________Access Lines. This allows usage of the Software up to______ Access Lines. Usage with more than______Access Lines will require the payment of additional License Use Fees as shown below:

     Access Line Levels       Incremental License       Use Fee

Chart deleted

The Incremental License Use Fees are valid for a period of three (3) years from execution of this Agreement. After such time they are subject to change without notice.

Any usage beyond______Access Lines is subject to the then current License Use Fees in effect at the time.

Licensee will submit to DPI, in writing, a certified and accurate count of its total Access Lines as of the first day (January 1) of each year following the execution date of this Agreement. Licensee shall submit such certified Access Line count prior to January 31 of the same year. DPI shall invoice Licensee upon receipt of the certified Access Line count for any additional License Use Fees as applicable. Payment in respect of such additional License Use Fees shall be made by Licensee within 30 (thirty) days of receipt of the invoice. Not withstanding the foregoing, in the event Licensee's access line growth exceeds ________ prior to the January 1 date of any year, beginning with January 1, 1999, Licensee shall promptly notify DPI of the number of additional Access Lines and shall make payment of any applicable additional License Use Fees to DPI within thirty (30) days of such notification.

2.   License Use Fee Payment Schedule

     a.   ______________________________________________
     b.   ______________________________________________
     c.   ______________________________________________

                                SOFTWARE LICENSE

                                   EXHIBIT 4
           BUSINESS FOR WHICH LICENSEE WILL USE THE SOFTWARE PACKAGE
                               (Paragraphs 2.1A)

================================================================================

               Focal Communications Corporation, Holding Company
                 Focal Communications Corporation of Illinois,
                            wholly owned subsidiary
              Focal Communications Corporation of Massachusetts,
                            wholly owned subsidiary
                 Focal Communications Corporation of New York,
                            wholly owned subsidiary
                Focal Communications Corporation of California
                            wholly owned subsidiary

Licensee may not use the Software to perform service bureau or data processing services for any third party without the express written consent of an officer of DPI.

                                SOFTWARE LICENSE

                                   EXHIBIT 5
                          THE DESIGNATED HARDWARE TYPE
                                (Paragraphs 3.2)

================================================================================

Hardware Type: IBM AS/400

                                SOFTWARE LICENSE

                                   EXHIBIT 6
                            NON-DISCLOSURE AGREEMENT
                                (Paragraphs 3.3)

================================================================================

__________________________ ("Employee") and _______________________ ("Employer")
and ("Employee") agree as follows:


1.   Agreed Facts

     1.1 Employer has the right to use certain software with related documentation (the "DPI Software Package") from DPI/TFS, Inc. (hereinafter referred to as "DPI"). The Software Package contains confidential information and trade secrets belonging to DPI.

2. Covenants of Employee. In consideration of continued and future employment with Employer, Employee agrees:

     2.1 Employee shall not copy, duplicate, create, or recreate all or any part of the DPI Software Package, other than as required for Employer's normal operations.

     2.2 Employee shall not assign, lease, sell, market, donate, or commercially exploit all or any part of the Software Package.

3.   Miscellaneous

     3.1 This Agreement shall be binding upon Employee and shall survive termination of Employee's employment for a period of two (2) years.

     3.2 DPI is an intended beneficiary of this Agreement. Upon failure of Employee to keep and perform the terms and conditions of this Agreement, DPI or Employer may seek any and all remedies available at law or in equity, including injunctive relief, together with costs and attorney fees.


     ----------------------------------  ---------------------------
     Employer                            Date


     ----------------------------------  ---------------------------
     Employer                            Date

                                SOFTWARE LICENSE

                                   EXHIBIT 7
                            SOFTWARE SPECIFICATIONS
                            (Paragraphs 2.4 and 2.5)

================================================================================

     The attachment represents the minimum specifications of the systems. Enhancements and upgrades are a continual process, therefore some specifications may change prior to physical installation.

WIDE AREA TELECOMMUNICATIONS SERVICE (WATS) RATING & BILLING
============================================================

Standard Features:

     .  On-Line Entry, Inquiry and Update

     .  User Friendly

     .  Menu and Screen Driven

     .  Operator Oriented Prompt Screens

     .  Comprehensive Reporting

     .  On-Going Updates Provided For FCC Approved Tariff Changes

     .  Uses Standard 8 1/2 x 11" and 14 7/8" x 11" Computer Paper

Application Features:

     .  Accommodates INWATS/OUTWATS/Two-Way WATS Billing

     .  Designed To Make Changes Easily When New Tariffs Are Approved

     .  Multiple Cycle Billing

     .  WATS Billing Data Can Be Printed For Edit And Review

GENERAL LEDGER APPLICATION

================================================================================

The GENERAL LEDGER system is designed to operate as an independent operating application or as an integrated module with other applications. This system will process multiple companies, locations, and cost centers. It allows up to______ unique general ledger formats for each company for printing the various reports such as Operating Statement, Balance Sheet and Cost Center reports. All journal entries posted to the general ledger are stored in the Accounting History fee. The Journal Report By Source Code, General Ledger Detail Report By Account and General Ledger Summary Report By Account are generated using the information contained in this file. The system is designed to handle companies by fiscal or calendar year. All companies have a master control record in the Master Data Base. The information contained in the master control record determines how a company is to be processed.

All journal entries entered into the system have a control field for control month and control year. These fields control where the journal entries will be posted in the ledger files (General Ledger Balance Forward, Work Order Ledger). The General Ledger and Work Order files have a starting balance field and _______ control fields for annual processing. Multi/Year ledgers can be retained in the ledger files. The system will convert to fiscal prior to posing the ledger files. Detail journal entries are posted to the Accounting History file and all entries charged to work orders are posted to the World Order History file. The Accounting System is designed to group accounting entries by type of entry and where the entry came from. In order to accomplish this, a source code is provided to group entries from Payroll, Accounts Payable, Billing, A/R Payments, Inventory and Manual Journal Entries.

Below is a list of valid source codes:

Chart deleted

Standard Features Include:

     .    G/L Accounts Inquiry/Update

     . G/L Budget Maintenance (used for setting up budget amounts for profit and loss statements)

     .    Profit & Loss Format Maintenance

     .    G/L Spread Master Maintenance

     .    G/L Year End Close

Reporting Includes:

     . Journal Listing By Date Range Selection (from year/month to year/month)

     .    G/L Chart of Accounts Listing

     .    Profit and Loss Formats Listing

     .    G/L Detail Report By Date Range Selection (month and year)

     .    G/L Summary Report by Date Range Selection (month and year)

     .    G/L Spread Edit

     . Financial Reports by Profit & Loss Format Selection (balance sheet operating statement, etc.)

Special Features:

Chart deleted

PAYROLL/LABOR DISTRIBUTION APPLICATION

================================================================================

Standard Features Include:

     .       Hourly and Salary Employee Processing

     .       Weekly, Biweekly, Semimonthly And Monthly Pay Frequencies

     . Twenty-five (25) Voluntary Deductions (Insurance, Profit Sharing, Credit Union, etc.) Per Employee, And Ninety-nine (99) Per Company, In Addition To Tax Deductions

     . Seven (7) Deduction Frequency Code Options (indicates how often deduction will be taken: each pay period, first and third pay periods only, etc.)

     . Labor Costs Distribution To Detail Or Summary General Ledger Account Level (user defined)

     .       Labor Costs Accumulation By Work Order Number

     .       Designation of Direct or Indirect Labor

     . Employee Master File Entry/Inquiry/Update (Employee number, name, address, employment date, marital status, rate, sick leave, deductions, department number, vacation, YTD amounts, exempt dependents, pay period, etc.)

     . Master Control File Inquiry/Update (general ledger account numbers, deduction codes, state information, married and single percentage withholding tables, etc.)

     .       Time Card Information Entry/Update

     .       Calculate Trial Payroll (optional feature)

     .       Calculate Payroll (gross, taxes and voluntary deductions)

     .       Manual Check Entry/Validation

     .       Voided Check Entry

     .       Print Payroll Checks

     .       Print 941-A Forms

     .  Print W-2 Forms

Reporting Includes:

     .  Employee Master File Listing (all employees)

     .  Updated Employees Only Listing (payroll changes)

     .  Time Card Edit

     . Employee Year-To-Date Listing (reflects gross pay, deductions, FICA, etc.)

     .  Trial Payroll Register (optional feature)

     .  Payroll Register

     .  Deductions Register

     .  Labor Distribution Register

     .  Labor Analysis Reports By:

          .  941-A Quarterly Report
          .  Employee W-2 Yearly Report
          . Employee Payroll Detail Listing by Date Range Selection (reflects detail information for all payrolls processed during the date range selected)

     . Payroll Data Base control Records Listing (reflects all control records maintained in the payroll database control files)

Special Features:

Chart deleted

ACCOUNTS PAYABLE APPLICATION

================================================================================

General:

This application provides the capability for entering into the system and maintaining accounts payable information. The accounts payable system processes all payable information on an open item basis. Transactions into the system result from the processing of the direct payable transactions from the screen input and mechanized computer entries. All information is maintained in detail on a vendor/invoice basis. The system prints checks and allows hand check processing with automatic journal entry process. The system produces detail aging by customer and invoice and summary aging by customer reports. A cash requirements report can be generated for each company and payment amounts are listed by due date. The system has the ability to release by due date and has on-line inquiry to the open item file. All control accounts are entered in the accounts payable control maintenance and are stored in the system data base. All offset accounts and ranges are user defined. Standard features include applicable user file inquiry, update maintenance functions and comprehensive reporting.

Standard Features Include:

     .    Independent Reporting For Each Company

     .    Open Item Master File

     .    On-Line Display And Update Via Screen

     .    Complete Detail Aging Analysis By Open Item

     .    Cash Requirements Reporting

     . Computer Checks And Manual Check Processing With Full Journal Entry Reporting To General Ledger

     .    Interfaces To Other System Applications

     . Complete History Of All Invoiced Amounts, Debit Or Credit Adjustments And Payments

     . General Ledger Entry/Update (Accounts payable vouchers and journal entries)

     .    Vendor Inquiry By Company And Vendor Number Selection

     . Release Accounts Payable Hand Checks From Open Item Payables File By Voucher Or Document Number

     . Process Accounts Payable Hand Checks And Generate Appropriate Journal Entries

     .    Release Accounts Payable Checks By Company And Due Date Selection

     . Print Accounts Payable Checks By Company Selection And Generate Appropriate Journal Entries

     .    Accounts Payable Control Maintenance Inquiry/Update

Reporting Includes:

     .    Invoice Edit (Accounting Input Edit)

     .    Accounts Payable Detail and Aging Reports

     .    Cash Requirements Report (By due date)

     .    Accounts Payable Check Pre-Register

     .    Hand Checks Processed Report

     .    Vendor Listing

Special Features:

              Chart deleted

INVENTORY APPLICATION

================================================================================

General:

This application provides the capabilities for entering into the system and maintaining inventory and purchase order information. All inventory items are maintained by company number, inventory item number and bin number in the inventory master file. This file contains entries for company and inventory item number, last date item was updated, inventory class, unit of measure, quantities on hand and on order, MTD and YTD quantities for receipts, issues and adjustments, current average cost, beginning of year on hand quantity, current inventory value, primary and secondary vendor numbers, reorder point, staging quantity breakdowns and reorder quantity. This information is accessible through the inventory item inquiry or maintenance screen programs.

New purchase orders and inventory issues, receipts and adjustments are entered via the transaction entry screen programs. After the transactions to be processed have been entered, edit reports are generated for verification and correction purposes prior to posting the transaction entry information to the applicable inventory and purchase order files. During the posting cycle, each inventory item having a receipt, issue or adjustment transaction is updated and the open purchase order item quantities are reduced based on the quantity received for each purchase order item. The application allows for automated posting to the General Ledger for all inventory transactions during a month. Current inventory dollar values are reduced accurately using calculations that generate the true average cost of each inventory item being issued. Standard features include applicable user file maintenance functions and the comprehensive reporting.

Standard Features Include:

     .    Inventory Item Inquiry By Company Number, Item Number and Bin

     .    Label Selection

     .    Inventory Transactions Entry/Inquiry/Update

          .    Transaction Types:

               -    1)  Receipts
               -    2)  Transfers
               -    3)  Adjustments
               -    4)  Purchase Orders

Reporting Includes:

     . Active Inventory Item Number Listing (reflects all inventory items maintained in the inventory master file; includes company number, item number, class and description, unit of measure, item status, and totals for active items and inactive items)

     . Inventory Transactions Entry Edits For: Receipts, Transfers, Adjustments and Purchase Orders

     .    Inventory Stock Status Report

     .    Inventory On Order Report

     .    Transaction Activity Report

     .    Inventory Activity To-Date

Special Features:

              Chart deleted

WORK ORDERS APPLICATION

================================================================================

The WORK ORDERS application provides the capability for entering into the system and maintaining work order information by company number and work order number. The work order master file accommodates entries for the work order number, company number, project description, project completion date, estimated completion date, budget and project status. Project cost to date information is generated and maintained via journal entries created through the Accounts Payable, Payroll Inventory and General Ledger applications. User assigned account number entries are allowed for defining valid work order ledger account numbers and the associated account number description. The information maintained in the work order master and account number files is used for validation purposes when the associated project costs are being allocated to the work order or the completed work order costs are being spread to the Continuing Property Records. Only valid work orders that reflect a project completion date can be spread to the Continuing Property Records and completed work orders may be purged from the work order master file by accounting year and month selection. Standard features include applicable user file maintenance functions and reporting includes Work Order Detail and Summary reports and a Work Order Master File listing.

Standard Features Include:

     .    Work Order Master File Entry/Inquiry/Update

     .    Purge Completed Work Orders By Date Range Selection

          . Valid General Ledger Work Order Accounts Inquiry/Update (accommodates as many work order accounts and account descriptions as the general ledger chart of accounts - up to 9,999,999)

Reporting Includes:

     . Work Order Detail Ledger Report (reflects detail transactions by work order)

     . Work Order Summary Ledger Report (reflects work order activity costs by general ledger account for twelve (12) month period)

     . Work Order Master Listing (reflects all current work orders, including work order number, project description, project completion date and project cost-to-date amounts)

Special Features:

              Chart deleted

CONTINUING PROPERTY RECORDS APPLICATION

================================================================================

General:

This application provides the capability for entering into the system and maintaining continuing property records information. The application accommodates 1) continuing property items entry 2) spreading of completed work order costs to continuing property items and 3) retirement of specific continuing property items. Standard features include applicable user file inquiry, update maintenance functions, comprehensive audit trail and analysis reporting.

Standard Features Include:

     .    Continuing Property Item Entry/Inquiry/Update

     .    Continuing Property Item Retirement Quantity Entry

     .    Spread Work Order Costs to Continuing Property Records

     . Continuing Property Records Spread Amounts Update (updates CPR item masters with appropriate work order spread amounts)

     . Continuing Property Records Item Retirement Update (updates CPR item masters with appropriate retirement quantities)

     . Continuing Property Records Month End Reset (clears MTD received and retired quantity amounts)

     . Continuing Property Records Year End Reset (clears MTD and YTD received and retired quantity amounts and updates beginning year totals)

Reporting Includes:

     . Work Order Spread Amounts Edit (reflects work order amounts to be spread to each CPR item)

     . Work Order Spread Amounts Posted Report (reflects work order amounts posted to each CPR item)

     . Retired Continuing Property Record Items Posted Report (reflects retirement quantities posted to each CPR item)

     . Continuing Property Records Analysis Report (reflects property analysis by exchange and plant type)

     . Active Continuing Property Records Item Number Listing (reflects active CPR item numbers by exchange)

     . Continuing Property Records Factored Quantity Analysis Report For All Exchanges (reflects totals by plant type and general ledger account number. Detail information includes: plant type, CPR item number, item description, last update, in place quantity and cost, unit of measure, factor of measure, factor of measure, factored quantity and property value. The item factor of measure allows the user to convert one type of measurement to another type of measurement, i.e., wire or cable footage to miles. This converted information can be used for both internal or external reporting purposes)

Special Features:

              Chart deleted

COMMERCIAL BILLING APPLICATION

================================================================================

     .    On-Line Access To Current & Comprehensive Subscriber Billing
          Information

     .    Subscriber Information Accessed By Name Or Telephone Number Selection:

          .    Primary Subscriber                .    Adjustments

          .    Miscellaneous                     .    Payments

          .    Service and Equipment             .    Treatment

          .    Directory                         .    Toll

          .    Group Billing                     .    Plant

          .    Accounts Receivable               .    Trouble

          .    Calling Card                      .    Service Order

          .    Deposits and interest             .    Prior Billing

          .    Equal Access information

     .    Scroll Screen Functions Facilitate Information Retrieval

     .    Accounts Receivables Payments

     .    Accounts Receivables Adjustments

     .    Group Billing

     .    Toll Processing

     .    Unlocated Toll

     .    Service & Equipment

     .    Service & Equipment Proration

     .    Service & Equipment Rate Changes

     .    Detail Or Summary DA Call Billing

     .    Cycle Billing (Accommodates Up To 99 Billing Cycles)

     .    Subscriber Reassignment

     .    Subscriber Treatment

     .    Deposits & Interest

     .    Calling Cards

     .    Subscriber Write Off

     .    Subscriber Billing Statements

     .    Reminder Notices

     .    Bank Drafts

     .    Subscriber Credit Rating Promotion/Demotion

     .    Accounts Receivable Reporting, Control And Auditing

     .    Directory Assistance Reporting

     .    High Toll Usage Reporting

     .    Advance or Arrears Billing Methods

     . Subscriber Billing Information Updated From NYNEX DPI Service Order Application

     .    Variable Billing Statement Form Print Formats Available

     .    User Defined Billing Statement Handling Codes

     .    Allows Up To 99 Billing Statement Copies Per Subscriber

     . Billing Statements Printed By Cycle With Handling Code. Phone Number Order Option

     . On-Line Balance Forward Accounts Receivable and Credit Rating Information Inquiry For Each Billing Period Per Main Number Billed

     .    Unlimited Number of Billing Periods Can Be Maintained

     . Subscriber Physical Address Can Be Defined By: State, City, Subdivision, Street Name, Street Number, Street Direction a nd Street Subtitle, Building, Building Sub-number

     .  Free Format Directory Listings

     .  User Defined Directory Codes

     .  Multiple "List With" Entries

     . Allows Prefix Designation To The Subscriber Service and Equipment Item Level For Special Rates (i.e., Vacation, Convention, etc.)

     .  Automatic Booking Of Refunds To Subscriber's Bill

     . Industry Standard EMR 210 Toll Record Format Used Throughout Billing Process

     . Up To 12 Months of Detail Toll information Can Be Accessed For Inquiry, Investigation Or Reporting Purposes

     . Toll Dollar Limit Amounts Can Be Designated For Credit Or Security Deposit Purposes

     .  Up To 999 Deposit, Interest and Refund Amounts Per Subscriber

     .  User Defined and Controlled Data Base Control Records

     .  On-Line Entry, Inquiry and Update Menu and Screen Driven

     .  Operator Oriented Prompt and Instruction Screens

     .  Comprehensive Reporting With Variable Selections

     .  Comprehensive User Oriented Documentation

SERVICE ORDER

================================================================================

     .  On-Line Multi-User One Step Process Service Order Entry

     . On-Line Access To Current And Comprehensive Service Order and Subscriber Billing Information

     .  Automatic Service Order Number Assignment

     .  Automatic Screen Mode For Entry Of New Orders

     .  Optional Planning Schedule Interfacing and Usage Reporting

     .  Service Order Entry Information Validated Against Data Base

     . Automatic Retrieval of Existing Subscriber Information During Service Order Entry

     .  Scroll Screen Functions Facilitate Information Retrieval:

        .  Service Order By Number
        .  Service Order By Name
        .  Service Order By Telephone No. Number (Open Only)
        .  Service Order By Number (Open Only)
        .  Physical Address By Location
        .  Physical Address By Street
        .  Subscriber Deposits
        .  Line Card By Location
        .  Line Card By Street
        .  Line Card By Special Circuit
        .  Line Card By Telephone Number
        .  Line Card By Distribution Cable Card
        .  Line Card By Name
        .  Service & Equipment By Item Code
        .  Calling Card By Sequence Number

     .  Comprehensive Service Order Information:

        .    Physical Address             .  Service and Equipment
        .    Billing                      .  Calling Card
        .    Additional Subscriber        .  Free Form Memo w/Unlimited Pages
        .    Advance Payment And Deposit  .  Basic Order
        .    Directory                    .  Line Card

     .  User Defined Service Order Types

     .  Customer Contact Memo Printing With Multiple Copies Option

     . Mass Order Processing Capability (No. Change, Disconnect, Switch Cut, etc.)

     .  Comprehensive Audit & Balancing Features

     .  Service Results Tracking

     .  Multi-Level Service Order Scheduling And Rescheduling

     .  Service Order Processing By Actual Completion Date or Effective Date

     .  Service Order Printing Controlled By User Designation

     .  User Defined Variable Print Routing Of Service Order Forms

     . Automatic Removal Of Old Subscriber Information On Number Change, Transfer, And Disconnect Orders

     .  User Defined And Controlled Data Base Control Records

     .  On-Line Entry, Inquiry and Update

     .  Menu and Screen Driven

     .  Operator Oriented Prompt and Instruction Screens

     .  Comprehensive Reporting With Variable Selection Options:

        .   Service Order Information      .  Subscriber Information
        .   Service Order Activity         .  Before & After Service Order Post
        .   Advance Payments and Deposits  .  Station Gain and Loss
        .   Planning Schedule Usage        .  Number Changes
        .   Service Order Log              .  Comprehensive User-Oriented
                                              Documentation

GENERAL PLANT/LINE ASSIGNMENT

================================================================================

     .    On-Line Inquiry To Current Line Card Information Including:

          . Physical Address
          . Dedicated Cable and Pair   . Service Order Activity
          . Distribution Drop          . Trouble Activity
          . Map Number                 . User-Defined Data Fields
          . Terminal Location          . Service and Equipment
          . Cable Network              . Carrier Information
          . Telephone Number           . Central Office Information
          . Service Type               . Special Circuit Information
          . Name                       . Detached Extension Information
          . Connect/Disconnect Date

     .    Service Area Master Broken Down By:

          . State (Or Region)          . Street Subdescription
          . City                       . Map Number
          . Subdivision                . Dedicated Cable and Pair
          . Street                     . Terminal Location #1
          . Street Direction           . Terminal Location #9
          . Street Subtitle            . Building Number
          . Street Number              . Building Subnumber

     .    Line Card Access By:

          . Telephone Number           . Distribution Cable
          . Name                       . Address
          . Special Circuit            . Street

     .    Line Card Scroll By:

          . Telephone Number           . Distribution Cable
          . Name                       . Address
          . Special Circuit            . Street

     .    Standard Listings and Reporting Including:

          . Line Card Print Out
          . Line Card Listing
          . Cable Usage Reports

Standard Features Include:

     .    Cable Network Assignment To Selected Address

     . Cable Usage For All Or Specific Cable Routes (Available Pairs And Percentage Usage)

     .    Interface Into Billing, Service Order, And Trouble Applications

     .    Reports And Listings For Line Cards

     .    Validation Of Information Against User Defined Data Base

     . Automatic Central Office Assignment, Direct Interface of Central Office Data Base To Commercial Representatives. Total Assignment To Premise May Be Accomplished From Commercial Office.

Currently Under Development:

     . Automatic Polling of Central Office Diagnostics By Trouble Clerks. Results of Test Will Be Attached Automatically To Trouble Ticket.

TROUBLE REPORTING APPLICATION

================================================================================

General

This application provides the capability for entering into the system and maintaining subscriber telephone trouble information. The application accommodates 1) subscriber trouble entry 2) REA or user defined and controlled data base 4) purging of cleared trouble calls from the system by date selection and 5) printing of trouble codes and descriptions.

     .    Trouble Information Includes:

          . General Information                . Completion Information
          . Line Card Information              . Physical Address Information
          . Service and Equipment Information  . Subscriber Miscellaneous
                                                 Information (User-Defined)
          . Memo Information
          . Scheduling Information             . Testing Information
          . Dispatch Information

Standard Features Include:

     .    Subsequent and Common Cause Tickets

     .    Automatic Completion Of Common Cause Tickets

     .    Automatic Crediting of S/E Charges (User Option)

     .    Entry of Service Charges

     .    Unlimited Trouble History Capability

     .    Unlimited Memo Screen Information

     .    Trouble Ticket Printout Up To Twenty Locations

     .    Buried Drop Wire Requirements Reporting

     .    REA User Defined Reporting

     .    Validation Against Disconnect For Nonpayment Information

     .    User Defined Trouble Scheduling/Dispatch Tracking

     . Purge Trouble File By Date Range Selection (All Cleared Trouble Records Having A Trouble Report Date That Is Equal To Or Less Than The Date Entered Will Be Purged From The System)

     .    Assign To Trouble Ticket Information By:

          . Ticket Number                         . Telephone Number
          . Address                               . Circuit Number
          . Appointment Date And Time             . Billing Name
          . Line Card Number                      . Cable Pair

     .    User Defined Data Base Information Includes:

          . Trouble Ticket Types                  . Cause Codes
          . Report Codes                          . Fault Codes
          . Action Taken Codes                    . Memo Information
          . Plant Class Codes                     . Completion Status Codes
          . Plant Usage Codes                     . Source Codes
          . Plant Item Codes                      . Trouble Service Results Code
          . Manufacturer Codes                    . Test Result Codes
          . Weather Codes                         . Appointment Codes

     .    User Controlled Information Includes:

          . Validation And Closeout Requirements  . REA Reporting
          . Entry Screen Access                   . Trouble Ticket Printing

Reporting Includes:

     .    Trouble Analysis Report By Variable Option Selection

          . Detail Trouble By Telephone Number- (Reflects trouble location, report number and code, action taken, line number, reported data and time, cleared date and time, employee number, hours elapsed, plant class and item, manufacturer code, fault code, cause code, weather code, reassigned telephone number designation and total number of troubles reported. Elapsed time is calculated from the time the trouble was reported to the time the trouble was cleared.)

          . Summary Trouble By Exchange- (Reflects number of months processed, plant class code and description, plant item and description, number of troubles, trouble rate, plant units, index base sheath miles, etc., totals for number of troubles cleared, trouble reports, other reports and associated number of troubles, trouble rate, plant units and index base, and the exchange trouble percentage of all trouble.)

          . Summary Trouble For All Exchanges By Plant Class - Reflects number of troubles, trouble rate, plant units and index base total stations for total troubles cleared, total other reports, total trouble reports, plant class and the plant class trouble percentage of all trouble.)

Variable Options:

          -    Weather                -    To Date Reported
          -    Manufacturer           -    Plant Item
          -    Exchange               -    From Date Reported
          -    Report Number          -    Report Code
          -    Fault Code             -    Incomplete Only
          -    Repair Person I.D.     -    Plant Class
          -    Cause Code

     . Trouble Code And Descriptions Listing (Reflects all active trouble codes and descriptions)

Special Features:

              Chart deleted

TOLL CENTER RATING AND REPORTING

Standard Features:

     . Rated Toll Data and Applicable Non-rated Converted Message Types Interfaces To The NYNEX DPI Commercial Billing Application

     .    Can Be Used Stand Alone With Other Billing Application Software

     . User Selection Options Provided For Rating "One Rate Period Messages" and Rate Period Specific Billing (RPSB)

     .    On-Line Entry, Inquiry and Update

     .    Menu and Screen Driven

     .    Operator Oriented Prompt and Instruction Screens

     .    Comprehensive Reporting With Variable Selections

     .    Comprehensive User Oriented Documentation

     .    Standard 14 7/8" X 11" Computer Paper.  No Special Forms Required.

Application Features:

     This information has been intentionally deleted.

Reporting:

     .    Terminating Point Master (TPM) File Listings Selection Options:

          .    Beginning and Ending Place Abbreviations
          .    Beginning and Ending Area Codes
          .    Beginning and Ending Exchange Numbers
          .    Combination of Above

     .    ATTIX Master File Listings Selection Options:

          .    Beginning Ending Area Codes
          .    Beginning and Ending Exchange Numbers
          .    Combination of above

     .    Other Carrier Master File Listings Selection Options:

          .    Beginning and Ending Area Codes
          .    Beginning and Ending Exchange Numbers
          .    Combination of Above

     .    Rate Table Master File Listings Selection Options:

          .    Carrier Code            .    Rating Period Code
          .    Lata Indicator          .    Non-overseas and Overseas Points
          .    Place Code              .    Combination of Above
          .    Type Code (PP,SS,DD,CC)

     .    Rate Period Master File Listings Selection Options:

          .    Year To List            .    Call Type (PP,SS,DD,CC)
          .    Carrier Code            .    Non-Overseas and Overseas
          .    Lata Indicator          .    Combination of Above
          .    Place Abbreviation

     .    Exchange Master File Listings Selection Options:

          .    Individual Exchange
          .    All Exchanges

     .    Dial-It Master file Listings Selection Options:

          .    Individual Area Code
          .    All Area Codes

     .    Company Master File Listings Selection

     .    State Tax Master File Listing

     .    Collect Surcharge Master File Listing

     .    Group Location Master File Listing Selection Options:

          .    Individual Group Location
          .    All Group Locations

     .    Independent To Independent Points Master File Listing

     .    List All Toll Center Rating Data Base Master files

     .    Conversion Summary (Edit Reports)

          .    EAX No. 1, No. 2 and No. 5 Tape
          .    SATT Tape
          .    TOPS Tape
          .    Mark Sense

     .    Hand Tickets Edit Report

     .    Connect Hour Peg Count Summary Report

     . Unratable Toll Listing (Invalid Tickets). Multiple Copies Option Provided in Toll Rating Process.

     . Credit Toll Listing. Multiple Copies Option Provided in Toll Rating Process.

     .    Message Toll and WATS Data/B-I Settlement Reports Selection Options:

          .    Beginning Month and Day of Report
          .    Ending Month and Day of Report
          .    Year of Report
          .    Number of Copies
          .    Print Intra/Inter Lata Separately (Yes/No)

     .    Tape Invoice Summary Report

User Requirements:

The user is responsible for accommodating the transfer of tape data to and from the AS/400 computer via tape drive or direct communication processing.

Ticketing Record Format Conversion Requirements:

Record format conversion programs are required for ticketing record formats not presently accommodated by this application.

CARRIER ACCESS BILLING SYSTEM (CABS)

Standard Features:

     .  Stand Alone Application

     .  On-Line Entry, Inquiry and Update

     .  User Friendly

     .  Menu and Screen Driven

     .  Operator Oriented Prompt Screens

     .  Comprehensive Reporting

     .  On-going Updates Provided For FCC Approved Tariff Changes

     .  Uses Standard 8 1/2 x 11" and 14 7/8" x 11" Computer Paper

Application Features:

     This information has been intentionally deleted.

Reporting:

     .  Message and Minute Count Audit Report

     .  Measured Feature Group Usage Report

     .  Non-measured Feature Group Service Report

     .  Special Access Lines (S.A.L.) Recurring and Nonrecurring

     .  Installation Charges Report

     .  Billing and Collection Charges Report

     .  Accounts Receivable Transaction Report

     .  Management Analysis Reports consist of:

          . NECA Report (Current Month and Year-To-Date)
          . USOC Count Report

Listings:  (All Generated By Company, Carrier Combinations)

     .  Company Information Listing

     .  Carrier Information Listing

     .  CLLI Code Listing

     .  Switched and Special Route Listing

     .  Wire Center Listing

     .  Wire Center Message Factor Listing

     .  FCC Account Listing

     .  Charge Code Listing

     .  Wire Center Trunk Group Routing Listing

     .  Feature Group Rate Listing

     . Universal Service Order Code (USOC) Listing (Utilizing Daily and Monthly Rates, Recurring and Nonrecurring Charges)

     .  Special Transport USOC Listing

     .  Access Connection USOC Listing

     .  Special Access Line USOC Listing

     .  Features and Functions USOC Listing

     .  Channel Mileage USOC Listing

     .  Point of Termination USOC Listing

     .  Channel Termination USOC Listing

     .  Billing and Collections USOC Listing

     .  Installation USOC Listing

     .  Rate Period Listing

     .  Carrier Network Listing

DATA BASE SYSTEM CONTROL RECORDS

================================================================================

General

The System Software is a highly integrated system with application programs sharing common information to reduce redundant information being setup for each application. All control records are user defined and controlled, and only have to be entered one time.

Once setup, all associated applications have immediate access to the data entered. This common integration not only helps reduce the required hardware disk storage, but also provides more accurate editing and cross checking of the application information entries through the built-in entry validation processes.

The system control record information must be entered first, as all other applications utilize this information. The control records for each application must be setup prior to processing of that application. Listings for each control record type can be generated for initial setup validation, maintenance and on-going reference purposes.

The following is a list of the current system control records used.

SYSTEM CONTROL MAINTENANCE
--------------------------------------------------------------------------------

     1.  Company Information
     2.  Location Information
     3.  Department Information
     4.  Data Base Sequence Counters Maintenance
     5.  State Tax Codes
     6.  Batch Jobs Control Information
     7.  City Code
     8.  County Code
     9.  School Code
     10. Tax District
     11. Batch Jobs Control Information
     12. Intercompany Transfer J/E Data Base

BILLING CONTROL MAINTENANCE
--------------------------------------------------------------------------------

     1.  Exchange Code
     2.  Service Code
     3.  Billing Method
     4.  Toll Limit
     5.  Handling Code
     6.  Credit Rating

     7.   Deposit Code
     8.   Interest Method
     9.   Billing Cycle
     10.  EMR Toll Record ID
     11.  Directory Code
     12.  Charge Codes
     13.  Service & Equipment Item
     14.  Service & Equipment Category
     15.  Service & Equipment Class Code
     16.  Directory Assistance Charges
     17.  Other Tax
     18.  EMR Message Type
     19.  EMR Rate Class
     20.  EMR Rate Period
     21.  Equal Access Transaction Codes
     22.  Equal Access Status Indicator
     23.  Matrix Category Codes
     24.  Payment Type Codes
     25.  Private Line Type Codes
     26.  "BRMIS" Item Codes
     27.  "BRMIS" Charge Codes
     28.  Billing Journal Entries
     29.  Corner Default Payment
     30.  Caller I.D. Codes
     31.  Toll Concession
     32.  Optional Calling Plan
     33.  OCP Schedule Definition
     34.  OCP Rerate Period
     35.  OCP Rerate Table
     36.  Tax Exempt Location
     37.  Reverse Billing

PAYROLL CONTROL MAINTENANCE
---------------------------

     1.   Payroll Rate
     2.   Hour Type
     3.   Paid Period Information
     4.   Hour Groups
     5.   Check Information
     6.   State Information
     7.   FICA Tax Limits
     8.   Federal Tax Table
     9.   The Card Hour Types
     10.  Deduction Information

     11.  Class Description
     12.  Grade Description
     13.  Step Description
     14.  Job Description
     15.  Education
     16.  Check Distribution
     17.  Last Raise Reason
     18.  Termination Reason
     19.  Labor Function Code
     20.  State Tax Tables
     21.  Deduction Registers Control
     22.  Sick Information
     23.  State FIPS 5-1 Code

WORK ORDER CONTROL MAINTENANCE
--------------------------------------------------------------------------------

     1.   Project Status

SERVICE ORDER CONTROL MAINTENANCE
--------------------------------------------------------------------------------

     1.   Last S/O Number
     2.   Routing Control Master
     3.   Contact Memo Routing
     4.   Service Order Type Codes
     5.   ISR Type Codes
     6.   Service Order Type Codes
     7.   Reason Not Complete Codes
     8.   Planning Schedule Codes
     9.   Employee Code
     10.  Memo Default
     11.  Service Order Entry Default
     12.  Service Order Stage Code Description

CONTINUING PROPERTY RECORD MAINTENANCE
--------------------------------------------------------------------------------

     1.   Item Number
     2.   Plant Type
     3.   Plan/Item Combinations

GENERAL PLANT MAINTENANCE
--------------------------------------------------------------------------------

     1.   State
     2.   City
     3.   Subdivision
     4.   Street Name
     5.   Street Direction
     6.   Street Subtitle
     7.   Taxing District
     8.   County Codes
     9.   School Codes
     10.  Cable Type Codes
     11.  Cable Record Codes
     12.  Distribution Cable Pair Counts
     13.  Line Card Miscellaneous Description Information
     14.  Cross Connect Box Location
     15.  Features and Functions

INVENTORY MAINTENANCE
--------------------------------------------------------------------------------

     1.   Staging and Disbursement Codes
     2.   Offset G/L Account

TROUBLE MAINTENANCE
--------------------------------------------------------------------------------

     1.   Trouble Control Master
     2.   Printing Control Master
     3.   Ticket Type
     4.   Source Code
     5.   Report Code
     6.   Schedule Code
     7.   Appointment Code
     8.   Plant Class
     9.   Plant Item
     10.  Plant Category
     11.  Fault Code
     12.  Cause Code
     13.  Action Taken Code
     14.  Weather Code
     15.  Plant Usage Code
     16.  Manufacturer Code
     17.  Employee Code
     18.  Completion Status Code
     19.  Test Result Code
     20.  Service Result Code
     21.  Memo Form
     22.  Plant Class/Item
     23.  Plant Unit of Measure
     24.  Trouble Ticket Surge Description

                            Future Release Addendum
                            -----------------------

This document is an addendum to the Software License agreement, number LA97-10 between DPI/TFS, Inc. ("DPI") and Focal Communication Corporation ("FOCAL").

Both parties have discussed plans for the two releases that will transition Telco Friendly Software to the Integrated Customer Management System. The functional specifications for these releases are attached hereto as Exhibits 1 and 2.

The schedule below reflect wireline object code software only.

          Release                  Availability

          Release 1              2nd quarter 1997
          Release 2              4th quarter 1997

These figures are based on the number of access lines provided for in the current License Agreement between DPI and FOCAL. Provided that delivery is made as shown above, FOCAL will be obligated to pay the charges shown.

Both parties agree and understand that development plans are subject to change and that it is possible that the releases described in this Addendum may not be delivered. If a specific release, described above, is not delivered by the delivery date shown above or does not contain all of the functions described in the applicable attached Exhibit, FOCAL's sole remedy is that it may choose not to accept the Release as and when it is available and be entitled to a refund of Software License Fees paid to date upon if the Telco Friendly Software is returned as described in the Software License. Other than the specific remedies set forth in this paragraph, neither party shall have any obligation to the other for any failure to deliver the future Releases and functions described above.

Licenses to the releases will be provided under the terms and conditions of the existing Software License agreement unless modified or additional terms are provided no less than thirty (30) days prior to delivery of the release.

Agreed:                                       Agreed:

DPI/TFS, Inc.                                 Focal Communication Corporation

By:      /s/ Mark Giles         By:           /s/ Robert C. Taylor, Jr.
   --------------------------      ------------------------------------------
Name     Mark Giles             Name:         Robert C. Taylor, Jr.
    -------------------------        ----------------------------------------
Title:   General Manager        Title:        President
      -----------------------         ---------------------------------------
Date:    4/10/97                Date:         4/9/97
      -----------------------         ---------------------------------------

                                   Exhibit 1
                                   Release 1
                                   ---------

Full details of each enhancement will be provided in external specification documents once the final details are approved and have passed all quality verifications and inspections.

1.   E911 Interface
-------------------

     . Supports National Emergency Number Association (NENA) Version 2 file format
           Master Street Address Guide (MSAG)
           Automatic Location Identification (ALI)
     .  Various input and output options
           Electronic via CA/400
           Magnetic Tape
           Paper

2.   Installment and Lease Support
----------------------------------

     .  Supports automatic calculation of installment and lease payments
           Recurring charges over time
           Calculates interest on installments and lease payments
     .  Tracks current versus past due balances
     . Supports late payment charges (through Accounts Receivable by Service) . Allows early payoff or balloon payments

3.   Billing for Internet Services
----------------------------------

     . Converts data, provided from a Service Provider, into a toll record billable format
     .  Processes and bills regular and overtime usage to customer accounts
     . Provides error reports and capability of correcting errors or returning to service provider
     .  Provides capability of billing multiple sessions as a single line item

4.   Graphical User Interface
-----------------------------

     .  "Point and click" environment
     . Provides a pictorial representation of screen data including graphs and charts
     .  Pull down menus, tool bars and message bars
     .  Integrates PC functions with TFS applications

5.   Directory Management System
--------------------------------
     . Provides a single place for the storage and retrieval of directory related information
     .  Customer data is defaulted no re-entry required.
     .  Allows out-of-alphabetical order placement of listings
     . Allows the look-up of directory information by a wide variation of selections
     . Allows maintenance of multiple directories and multiple sections within a directory
     .  Generates publisher directory tapes, electronic files and reports

6.   Flexible Taxation
----------------------
     .  Supports multiple jurisdictions
     .  Supports taxes paid by customer or company
     .  Provides tax on tax capabilities
     .  Supports foreign state tax on in-collect messages
     .  Provides a flat tax per call
     .  Message taxation rules by carrier, record ID and jurisdiction
     .  Supports limits (tax only amounts over or under a fixed amount)
     .  Provides overrides
     .  Provides unlimited taxes per geographic location and billing element

                                   Exhibit 2
                                   ---------
                                   Release 2
                                   ---------

Full details of each enhancement will be provided in external specification documents once the final details are approved and have passed all quality verifications and inspections.

1.   Flexible Pricing Plans (OCP's)
-----------------------------------

     .    Combines non-recurring, recurring and usage charges
     .    Provides flexible Alters to select eligible charges
     .    Provide cross product discounting capabilities
     .    Allows utilization of loyalty plans

2.   ICMS Plant Records
-----------------------

     .    Retains logical plant record information
               Devices and terminals with ports
               Bandwidth-defined transport elements
     .    Supports fiber optic and data services

3.   ICMS Service Orders
------------------------

     .    Provides an expanded service order number
     .    Provides a "Fast Path" function for new connections
     . Allows simple customer changes to be input interactively Name/Address changes
          Billing-only S&E additions/changes

4.   Provisioning Performance and Jeopardy Monitoring
-----------------------------------------------------

     .    Measures service order activity and stage performance
     .    Provides proactive commitment management
     .    Allows real-time monitoring of work flow
     .    User defined parameters for performance monitoring

5.   Disputes Management
------------------------

     .    Captures and tracks customer disputes, complaints and inquiries
     .    Supports adjustments to customer accounts
     .    Parameter driven allowing enforcement of business rules.
     .    Work flow support

6.   Faults Management
----------------------

     .    Fault entry on multiple customer services
     .    Automatic creation of common cause faults through Network Fault entry
     .    Group scheduling of faults
     .    Link/Unlink capabilities

7.   Near Real-Time Rating
--------------------------

     .    Message processing using logical manager/server controls
     .    Processes small batches of switch records
     .    On-line access to rated records in unbilled detail

8.   Customer Correspondence
----------------------------

     . Generate customer correspondence documents importing customer data into custom forms

9.   Migration Aids
-------------------

     .    Utilities available for conversion processes

10.  Customer and Account Model
-------------------------------

     .    Manage customers at entity level
     .    Discounts applied at service, account or customer level
     .    Summary billing available for multi-account customers

11.  *Multi-Service Billing Enabled Capabilities
------------------------------------------------

     .    Wireline (Telephony)
          * .  Wireless
          * .  Cable Television
          * .  Combined billing
     .    One-stop customer service

*Note:    Release 3 multi-service billing enabled capabilities are available as separate purchases. The base price of the ICMS product supports wireline services only.

12.  Customer at-a-time Billing
-------------------------------

     .    24 Hour on-line day
     .    Self recovering
     .    Multi-thread for performance

13.  Custom Statement Formats
-----------------------------

     .    System generates statement details file
     .    Processed by:
          -  Out source print/stuff/mail
          -  IBM AFP Printers
          -  Custom Statement Formatter (CSF, an option, add-on product)
          -  Other print solutions

14.  Credit Card Payments
-------------------------

     .    Supports electronic credit card payments

15.  Third-party Billing
------------------------

     .    Support for resale of services on combined bill
     .    Segregates accounts receivable for treatment and write off

16.  Number Portability
-----------------------

     .    Support for both Incumbent and Competitive LECs
     .    Industry standard interfaces

17.  Interconnection Support
----------------------------

     .    Support for incumbent and Competitive LECs
     .    Track network element ownership and usage
     .    Ordering and order fulfillment
     .    Invoicing and invoice reconciliation

18.  Century Date Support
-------------------------

     .    Year 2000 support throughout system functions

Release contents subject to change.